                                                                   EXHIBIT 99(i)

                   MERILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(dollars in millions, except per share amount)

                                                                                   DECEMBER 25,
ASSETS                                                                                1998
--------------------------------------------------------------------------------   -----------
 CASH AND CASH EQUIVALENTS......................................................      $ 12,530
                                                                                      --------

 CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS......................................         6,590
                                                                                      --------

 RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS.......        87,713
                                                                                      --------

 MARKETABLE INVESTMENT SECURITIES...............................................         4,605
                                                                                      --------

 TRADING ASSETS, AT FAIR VALUE
 Equities and convertible debentures............................................        25,318
 Contractual agreements.........................................................        21,979
 Corporate debt and preferred stock.............................................        21,166
 U.S. Government and agencies...................................................        15,421
 Non-U.S. governments and agencies..............................................         7,474
 Mortgages, mortgage-backed, and asset-backed...................................         7,023
 Other..........................................................................         3,358
                                                                                      --------
                                                                                       101,739
 Securities received as collateral, net of securities pledged as collateral.....         6,106
                                                                                      --------
 Total..........................................................................       107,845
                                                                                      --------

 SECURITIES PLEDGED AS COLLATERAL...............................................         8,184
                                                                                      --------

 OTHER RECEIVABLES
 Customers (net of allowance for doubtful accounts of $48)......................        29,559
 Brokers and dealers............................................................         8,872
 Interest and other.............................................................         9,278
                                                                                      --------
 Total..........................................................................        47,709
                                                                                      --------

 INVESTMENTS OF INSURANCE SUBSIDIARIES..........................................         4,485


 LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $124).........         7,687


 OTHER INVESTMENTS..............................................................         2,590


 EQUIPMENT AND FACILITIES
  (net of accumulated depreciation and amortization of $3,482)..................         2,761


 GOODWILL (net of accumulated amortization of $338).............................         5,364


 OTHER ASSETS...................................................................         1,741
                                                                                      --------

 TOTAL ASSETS...................................................................      $299,804
                                                                                      ========

                                                                   EXHIBIT 99(i)

                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
          PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET, continued

(dollars in millions, except per share amount)

                                                                 DECEMBER 25,
                                                                     1998
--------------------------------------------------------         -------------
LIABILITIES

PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
 LOANED TRANSACTIONS....................................             $ 67,127
                                                                     --------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS........               18,679
                                                                     --------

DEMAND AND TIME DEPOSITS................................               13,744
                                                                     --------

TRADING LIABILITIES, AT FAIR VALUE
Contractual agreements..................................               23,840
Equities and convertible debentures.....................               21,558
U.S. Government and agencies............................                7,939
Non-U.S. governments and agencies.......................                7,245
Corporate debt and preferred stock......................                2,878
Other...................................................                  254
                                                                     --------
Total...................................................               63,714
                                                                     --------

OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL..               14,290
                                                                     --------

OTHER PAYABLES
Customers...............................................               20,972
Brokers and dealers.....................................                7,899
Interest and other......................................               18,738
                                                                     --------
Total...................................................               47,609
                                                                     --------

LIABILITIES OF INSURANCE SUBSIDIARIES...................                4,319

LONG-TERM BORROWINGS....................................               57,563
                                                                     --------

TOTAL LIABILITIES.......................................              287,045
                                                                     --------


PREFERRED SECURITIES ISSUED BY SUBSIDIARIES.............                2,627
                                                                     --------


STOCKHOLDERS' EQUITY

PREFERRED STOCKHOLDERS' EQUITY..........................                  425
                                                                     --------

COMMON STOCKHOLDERS' EQUITY
Shares exchangeable into common stock...................                   66
Common stock (par value $1.33 1/3 per share;
  authorized: 1,000,000,000 shares;
  issued: 472,660,324 shares)...........................                  630
Paid-in capital.........................................                1,427
Accumulated other comprehensive loss (net of tax).......                 (122)
Retained earnings.......................................               10,475
                                                                     --------
                                                                       12,476
Less: Treasury stock, at cost (116,376,259 shares)......                2,101
      Employee stock transactions.......................                  668
                                                                     --------

TOTAL COMMON STOCKHOLDERS' EQUITY.......................                9,707
                                                                     --------

TOTAL STOCKHOLDERS' EQUITY..............................               10,132
                                                                     --------

TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
 SUBSIDIARIES, AND STOCKHOLDERS' EQUITY.................             $299,804
                                                                     ========

                                       7